SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

VIROLOGIC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

VIROLOGIC, INC.
270 East Grand Avenue
South San Francisco, CA 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 16, 2002

To The Stockholders Of ViroLogic, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of VIROLOGIC, INC., a Delaware corporation (the “Company”), will be held on Thursday, May 16, 2002 at 10:00 a.m. local time at 345 Oyster Point Boulevard, South San Francisco, California 94080 for the following purposes:

(1)	To elect two Class II directors to hold office until the 2005 Annual Meeting of Stockholders.

(2)	To approve the Company’s 2000 Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 500,000 shares.

(3)	To approve the Company’s 2000 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,000,000 shares.

(4)	To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2002.

(5)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      The Board of Directors has fixed the close of business on March 26, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

KATHY L. HIBBS
Secretary

South San Francisco, California
April 8, 2002

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
PROPOSAL 3 APPROVAL OF THE AMENDMENT TO THE 2000 EQUITY INCENTIVE PLAN, AS AMENDED
PROPOSAL 4 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
EMPLOYMENT AND SEVERANCE AGREEMENTS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
Performance Measurement Comparison
CERTAIN TRANSACTIONS
OTHER MATTERS
DELIVERY OF THIS PROXY STATEMENT

VIROLOGIC, INC.

270 East Grand Avenue
South San Francisco, CA 94080

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
May 16, 2002

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed proxy is solicited on behalf of the Board of Directors of ViroLogic, Inc., a Delaware corporation (“ViroLogic,” or the “Company”), for use at the Annual Meeting of Stockholders to be held on May 16, 2002, at 10:00 a.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 345 Oyster Point Boulevard, South San Francisco, California 94080. The Company intends to mail this proxy statement and accompanying proxy card on or about April 8, 2002 to all stockholders entitled to vote at the Annual Meeting.

Solicitation

      The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company’s request, Georgeson Shareholder (“Georgeson”). No additional compensation will be paid to directors, officers or other regular employees for such services, but Georgeson will be paid its customary fee, estimated to be about $7,000, if it renders solicitation services.

Voting Rights and Outstanding Shares

      Only holders of record of Common Stock at the close of business on March 26, 2002 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 26, 2002 the Company had outstanding and entitled to vote 22,424,306 shares of Common Stock.

      Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

      A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by votes at the meeting or by proxy. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Revocability of Proxies

      Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 270 East Grand Avenue, South San Francisco, California 94080, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

      The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2003 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 9, 2002. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so not later than the close of business on March 17, 2003 nor earlier than the close of business on February 15, 2003. Stockholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

PROPOSAL 1

ELECTION OF DIRECTORS

      The Company’s Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

      The Board of Directors is presently composed of five members, which is the number of directors presently authorized. Prior to the resignation of Anders Hove as a member of the Board of Directors in March 2002, the authorized number of directors was six. There are two directors in the class whose term of office expires in 2002. Each of the nominees for election to this class is currently a director of the Company who was previously appointed as a director by the Board. The nominees were determined by the Company’s Nominating Committee and the selection of the nominees was ratified and approved by the Board. If elected at the Annual Meeting, each of the nominees would serve until the 2005 Annual Meeting of Stockholders and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

      Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

      Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

Nominees for Election for a Three-year Term Expiring at the 2005 Annual Meeting

Edmon R. Jennings

      Edmon R. Jennings, age 54, has served on the Company’s Board of Directors since May 2001. Since February 2000, Mr. Jennings has been Chief Commercialization Officer at Pain Therapeutics, Inc., a medical research and development company. From 1985 to 2000 Mr. Jennings held senior management positions at Genentech, Inc., including Vice President of Corporate Development, Vice President of Sales and Marketing and Vice President of Sales. Prior to Genentech, for twelve years Mr. Jennings held positions with Bristol-Myers Oncology and Bristol Laboratories, both of which were divisions of Bristol-Myers (now Bristol-Myers Squibb), a pharmaceutical company. Mr. Jennings received his BA in liberal arts from the University of Michigan at Ann Arbor.

Cristina H. Kepner

      Cristina H. Kepner, age 55, has served on the Company’s Board of Directors since May 1996. Ms. Kepner is Advisor at Invemed Associates LLC, an investment banking firm. From 1978 to December 2000, Ms. Kepner was a Director, Executive Vice President and Corporate Finance Director at Invemed Associates LLC. Ms. Kepner serves on the Board of Directors of Quipp, Inc. and Cepheid. She received her BA from Pace University.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Director Continuing in Office Until the 2003 Annual Meeting

David H. Persing, MD, PhD

      David H. Persing, MD, PhD, age 46, has served on the Company’s Board of Directors since December 2000. Dr. Persing received his BA degree in Biochemistry from San Jose State University, and his MD and PhD (Biochemistry and Biophysics) concurrently from the University of California, San Francisco. After completion of his residency in Clinical Pathology and fellowship training at Yale University in 1989, Dr. Persing was appointed to the medical and research staff of the Mayo Clinic in Rochester, MN where he became Director of the Molecular Microbiology Laboratory and an Associate Professor at the Mayo Medical School. In August 1999, Dr. Persing became employed at Corixa Corporation, a research and development-based biotechnology company, where he is Vice President of Molecular Biology and Director of Diagnostics Development, as well as Medical Director of the Infectious Disease Research Institute, a non-profit organization with principal support from the Bill and Melinda Gates Foundation.

Directors Continuing in Office Until the 2004 Annual Meeting

William Jenkins, MD

      William Jenkins, MD, age 54, has served on the Company’s Board of Directors since September 2000. Dr. Jenkins has been a consultant and advisor to pharmaceutical companies and investment and venture capital firms in the health sector since 1999. From 1997 to 1999, he served as Head of Clinical Development and Regulatory Affairs for Ciba-Geigy, and later for post-merger Novartis Pharma AG. Prior to that, Dr. Jenkins was head of worldwide clinical research at Glaxo and a Deputy Head in the U.K. Drug Regulatory Agency. Dr. Jenkins is a member of the Board of Directors of Tanox, Inc., BioNebraska, Inc., and Eurand Pharmaceutical Holdings B.V. Dr. Jenkins received his MD from Cambridge University and has a specialist accreditation in internal medicine and gastroentorology.

William D. Young

      William D. Young, age 57, has served as the Company’s Chief Executive Officer since November 1999 and has served as the Chairman of the Board since May 1999. From March 1997 to October 1999, Mr. Young was Chief Operating Officer at Genentech, Inc., a biotechnology company. As COO at Genentech, Mr. Young was responsible for all of the company’s development, operations and commercial functions. Mr. Young joined Genentech in 1980 as Director of Manufacturing and Process Sciences and held various positions prior to becoming COO. Prior to joining Genentech, Mr. Young was employed by Eli Lilly and Company for 14 years. Mr. Young is a member of the Board of Directors of IDEC Pharmaceuticals, Inc., VaxGen, Inc. and Enchira, Inc. He received his BS in chemical engineering from Purdue University and his MBA from Indiana University.

Board Committees and Meetings

      During the fiscal year ended December 31, 2001, the Board of Directors held 10 meetings and acted by unanimous written consent two times. The Board has an Audit Committee, a Compensation Committee and a Nominating Committee.

      The Audit Committee meets with the Company’s independent auditors to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; oversees the independence of the independent auditors; evaluates the independent auditors’ performance; and receives and considers the independent auditors’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. During 2001 and until March 2002, the Audit Committee was composed of three outside directors: Cristina H. Kepner (Chair), Anders Hove and William Jenkins. It met six times during the fiscal year ended December 31, 2001. As of March 2002, the Audit Committee is composed of the following outside directors: Cristina H. Kepner (Chair), William Jenkins and Edmon R. Jennings. All members of the Company’s Audit Committee are independent (as independence is defined in Rule 4200(a)(14) of the NASD listing standards).

      The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company’s stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of three outside directors: William Jenkins (Chair), Cristina H. Kepner and David H. Persing. It met one time during the fiscal year ended December 31, 2001. The Company also has a Non-Officer Stock Option Committee, which may award stock options to employees who are not officers in amounts up to 35,000 shares per year.

      The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Company’s Board of Directors and committees thereof and nominates specific individuals to be elected as officers of the Company by the Board of Directors. No procedure has been established for the consideration of nominees recommended by stockholders. During 2001 and until March 2002, the Nominating Committee was composed of two directors: Cristina H. Kepner (Chair) and Anders Hove. The Nominating Committee was formed in 2001 and held one meeting in the fiscal year ended December 31, 2001. As of March 2002, the Nominating Committee consists of Cristina H. Kepner and one vacancy.

      During the fiscal year ended December 31, 2001, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served held during the period for which he or she was a director or committee member, respectively.

Report of the Audit Committee of the Board of Directors*

      The Audit Committee of the Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors. During fiscal 2001 and until March 2002, the members of the Committee were Cristina H. Kepner (Chair), Anders Hove and William Jenkins. In March 2002, Edmon R. Jennings was appointed to the Company’s Audit Committee.

      Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent accountants, Ernst & Young LLP, are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee’s responsibility is to monitor and oversee these processes. The Committee also recommends to the Board of Directors the selection of the Company’s independent accountants.

      The Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the financial statements with management and the independent accountants. The Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Company’s independent accountants also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants the firm’s independence.

      Based on the Committee’s discussion with management and the independent accountants and the Committee’s review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors of ViroLogic, Inc.:

Cristina H. Kepner (Chair)
William Jenkins, MD
Edmon R. Jennings

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 or 1934 Act.

PROPOSAL 2

APPROVAL OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

      In February 2000, the Board adopted the Company’s 2000 Employee Stock Purchase Plan (“Purchase Plan”), subject to stockholder approval. There are 500,000 shares of Common Stock reserved for issuance under the Purchase Plan, subject to increase if approved by the stockholders as provided herein.

      In April 2002, the Board amended the Purchase Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Purchase Plan to a total of 1,000,000 shares, an increase of 500,000 shares. The Board adopted this amendment in order to ensure that the Company can continue to grant purchase rights at levels determined appropriate by the Board.

      During the last fiscal year, shares of Common Stock were purchased in the amounts and at the weighted average prices per share under the Purchase Plan as follows: William D. Young 3,571 shares ($2.74), Karen J. Wilson 5,446 shares ($2.74), Frank Barker 819 shares ($2.74), Nicholas S. Hellmann, MD 6,162 shares ($2.74), Christos J. Petropoulos PhD 6,262 shares ($2.74), all current executive officers as a group 37,013 shares ($2.74), and all employees (excluding executive officers) as a group 214,825 shares ($2.74).

      As of March 26, 2002, an aggregate of 324,039 shares of the Company’s Common Stock had been granted under the Purchase Plan. Only 175,961 shares of Common Stock (plus any shares that might in the future be returned to the Purchase Plan as a result of cancellations or expiration of purchase rights) remained available for future grant under the Purchase Plan. Assuming a purchase price of $2.40, the closing price of the Company’s Common Stock on the Nasdaq National Market on March 26, 2002, all of the remaining shares available for issuance under the Purchase Plan would be purchased with an aggregate $358,960. In 2001, eligible employees purchased $699,714 of Common Stock pursuant to the Purchase Plan; consequently, the Board determined an increase in the number of shares reserved for issuance under the Purchase Plan was appropriate.

      As of March 28, 2002, the Company had outstanding 22,972,881 shares of Common Stock, as well as shares of Series A Preferred Stock and Series B Preferred Stock (in addition to outstanding options and warrants to purchase common stock). The Company sold the Series A Preferred Stock (together with warrants to purchase common stock) in 2001 for aggregate gross proceeds of $16.25 million; and the Series B Preferred Stock (together with warrants to purchase common stock) in 2002 for aggregate gross proceeds of $10.05 million. The outstanding shares of Series A Preferred Stock and Series B Preferred Stock as of March 28, 2002 were convertible into 8,758,776 shares of Common Stock. Assuming these shares were converted, the Company would have 31,731,657 million shares of Common Stock outstanding. The 500,000-share increase in the Purchase Plan for which approval is being sought hereunder constitutes 1.6% of such as-converted amount, and 2.2% of the Common Stock outstanding (not including the as-converted Preferred Stock) as of March 28, 2002.

      Stockholders are requested in this Proposal 2 to approve the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Purchase Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

      The essential features of the Purchase Plan, as amended, are outlined below:

Purpose

      The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. Approximately 195 employees of the Company are eligible to participate in the Purchase Plan.

      The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

Administration

      The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of the Company will be eligible to participate in the Purchase Plan.

      The Board has the power, which it has not yet exercised, to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the Board. As used herein with respect to the Purchase Plan, the “Board” also refers to any committee the Board appoints and to the Board.

Stock Subject to Purchase Plan

      Subject to approval of this Proposal, an aggregate of 1,000,000 shares of Common Stock will be reserved for issuance under the Purchase Plan as of the date of the Annual Meeting, an increase of 500,000 shares. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again become available for issuance under the Purchase Plan.

Offerings

      The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. The maximum length for an offering under the Purchase Plan is 27 months. Historically, under the Purchase Plan, each offering is 24 months long and is divided into four shorter “purchase periods” approximately six months long. In April 2002, the Board approved two offerings that slightly modify this approach, to account for the need to obtain stockholder approval for the reserved share increase described herein. First, an offering under the Purchase Plan is scheduled to commence May 1 (which is expected to be the termination date and final (only) purchase date of the current offering) and terminate the date of the Annual Meeting, May 16, 2002, which will be the only purchase date of such offering. Then, assuming stockholder approval of the amendment described herein, a new offering will commence as of June 1, 2002, and terminate June 1, 2004 with purchase dates on December 1, 2002; June 1, 2003; December 1, 2003; and

June 1, 2004; however, if on the first day of a new purchase period the fair market value of the shares of Common Stock is less than it was on the first day of the offering, that offering will terminate and a new offering will start. Subsequent offerings will commence automatically under the same terms, with a length of 24 months with the potential for earlier termination and commencement of a new offering if on the first day of a new purchase period the fair market value of the shares of Common Stock is less than it was on the first day of the offering.

Eligibility

      Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated by the Board) on the first day of an offering is eligible to participate in that offering, provided such employee has been continuously employed by the Company or the designated parent or subsidiary corporation for at least 10 days preceding the first day of the offering. Officers of the Company who are “highly compensated” as defined in the Code are eligible to participate in the offerings.

      However, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may purchase more than $25,000 worth of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

Participation in the Plan

      Eligible employees enroll in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees’ total compensation during the offering.

Purchase Price

      The purchase price per share at which shares of Common Stock are sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on first day of the offering or (ii) 85% of the fair market value of a share of Common Stock on the last day of the purchase period.

Payment of Purchase Price; Payroll Deductions

      The purchase price of the shares is accumulated by payroll deductions over the offering. A participant may increase, decrease or terminate his or her payroll deductions as the Board provides in the offering. A participant may not begin such payroll deductions after the beginning of the offering, except, if the Board provides, in the case of an employee who first becomes eligible to participate as of a date specified during the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make additional payments into such account.

Purchase of Stock

      By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares of Common Stock an employee may be granted the right to purchase and the maximum aggregate number of shares of Common Stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Common Stock available, the Board would make a pro rata allocation of available shares in a uniform and equitable manner.

Withdrawal

      While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time up to 10 days prior to the end of the applicable purchase period.

      Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of Common Stock on the employee’s behalf during such offering, and such employee’s interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee’s withdrawal from an offering will not have any effect upon such employee’s eligibility to participate in subsequent offerings under the Purchase Plan.

Termination of Eligibility

      Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee’s eligibility for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

      Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

Adjustment Provisions

      Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend or stock split, may change the class(es) and number of shares of Common Stock subject to the Purchase Plan and to outstanding purchase rights. In that event, the Purchase Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Purchase Plan and the outstanding purchase rights granted under the Purchase Plan will be appropriately adjusted in the class(es), number of shares and purchase limits of such purchase rights.

Effect of Certain Corporate Transactions

      In the event of (i) the sale, lease, license or other disposition of all or substantially all of the assets of the Company, (ii) the sale or other disposition of all or substantially all of the outstanding securities of the Company, or (iii) certain specified types of merger, consolidation or similar transactions (collectively, “corporate transaction”), any surviving or acquiring corporation may continue or assume rights outstanding under the Purchase Plan or may substitute similar rights. If any surviving or acquiring corporation does not assume such rights or substitute similar rights, then, as determined by the Board, such rights will continue or the participants’ accumulated payroll deductions will be used to purchase shares of Common Stock immediately prior to the corporate transaction under the ongoing offering and the participants’ rights under the ongoing offering will terminate immediately after such purchase.

Duration, Amendment and Termination

      The Board may suspend or terminate the Purchase Plan at any time.

      The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment is necessary for the Purchase Plan to satisfy Sections 423 of the Code or other applicable laws and regulations.

      Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

Federal Income Tax Information

      Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

      A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

      If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

      If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

      There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

PROPOSAL 3

APPROVAL OF THE AMENDMENT TO THE 2000 EQUITY INCENTIVE PLAN, AS AMENDED

      In February 2000, the Board adopted, and the stockholders subsequently approved, the Company’s 2000 Equity Incentive Plan (“Incentive Plan”), which is an amended, restated and retitled version of the Company’s 1996 Stock Plan. There are 4,200,000 shares of Common Stock reserved for issuance under the Incentive Plan, subject to increase if approved by the stockholders as provided herein.

      In September 2000, the Board amended the Incentive Plan to provide that, in the event of a dissolution, liquidation or sale of substantially all of the assets of the Company, specified types of merger or other corporate reorganization, stock awards held by participants who are terminated other than for cause within 13 months following such event will be subject to acceleration of vesting and exercisability.

      In April 2002, the Board amended the Incentive Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Incentive Plan to a total of 6,200,000 shares, an increase of 2,000,000 shares. The Board adopted this amendment in order to ensure that the Company can continue to grant stock options at levels determined appropriate by the Board.

      As of March 28, 2002, the Company had outstanding 22,972,881 shares of Common Stock, as well as shares of Series A Preferred Stock and Series B Preferred Stock (in addition to outstanding options and warrants to purchase common stock). The Company sold the Series A Preferred Stock (together with warrants to purchase common stock) in 2001 for aggregate gross proceeds of $16.25 million; and the Series B Preferred Stock (together with warrants to purchase common stock) in 2002 for aggregate gross proceeds of $10.05 million. The outstanding shares of Series A Preferred Stock and Series B Preferred stock as of March 28, 2002 were convertible into 8,758,776 shares of Common Stock. Assuming these shares were converted, the Company would have 31,731,657 million shares of Common Stock outstanding. The 2,000,000-share increase in the Incentive Plan for which approval is being sought hereunder constitutes 6.3% of such as-converted amount, and 8.7% of the Common Stock outstanding (not including the as-converted Preferred Stock) as of March 28, 2002.

      Stockholders are requested in this Proposal 3 to approve the amendment to the Incentive Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Incentive Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

      The essential features of the Incentive Plan are outlined below:

General

      The Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses and restricted stock purchase awards (collectively “awards”). Incentive stock options granted under the Incentive Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of awards. To date, the Company has granted only stock options under the Plan.

Purpose

      The Board adopted the Incentive Plan to provide a means by which employees, directors and consultants of the Company may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the approximately 220 employees, directors and consultants of the Company are eligible to participate in the Incentive Plan.

Administration

      The Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

      The Board has the power to delegate administration of the Incentive Plan to a committee composed of one or more members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board. As used herein with respect to the Incentive Plan, the “Board” refers to any committee the Board appoints as well as to the Board itself.

      The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be “outside directors.” The Incentive Plan provides that, in the Board’s discretion, directors serving on the committee may be “outside directors” within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension Incentive Plan), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise not considered an “outside director” for purposes of Section 162(m).

Stock Subject to the Incentive Plan

      Subject to approval of this Proposal, an aggregate of 6,200,000 shares of Common Stock is reserved for issuance under the Incentive Plan, an increase of 2,000,000 shares over the total reserved prior to amendment. If awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards again become available for issuance under the Incentive Plan. If the Company reacquires unvested stock issued under the Incentive Plan, the reacquired stock will again become available for reissuance under the Incentive Plan.

Eligibility

      Incentive stock options may be granted under the Incentive Plan only to employees (including officers) of the Company. Employees (including officers), directors, and consultants of the Company are eligible to receive all other types of awards under the Incentive Plan.

      No incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Incentive Plan and all other such plans of the Company) may not exceed $100,000.

      No employee may be granted options under the Incentive Plan exercisable for more than 1,000,000 shares of Common Stock during any calendar year (“Section 162(m) Limitation”).

Terms of Options

      The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

      Exercise Price; Payment. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant. If options were granted to covered executives with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See “Federal Income Tax Information.” As of March 26, 2002, the closing price of the Company’s Common Stock as reported on the Nasdaq National Market System was $2.40 per share.

      The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

      Option Exercise. Options granted under the Incentive Plan may become exercisable in cumulative increments (“vest”) as determined by the Board. Shares covered by currently outstanding options under the Incentive Plan typically vest over a four-year period, 25% after one year and 2.083% per month thereafter during the participant’s employment by, or service as a director or consultant to, the Company (collectively, “service”). Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant’s service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Common Stock of the Company or by a combination of these means.

      Term. The maximum term of options under the Incentive Plan is 10 years, except that in certain cases (see “Eligibility”) the maximum term is five years. Options under the Incentive Plan generally terminate three months after termination of the participant’s service unless (i) such termination is due to the participant’s permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant’s service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant’s death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

      The option term generally is not extended in the event that exercise of the option within these periods is prohibited. A participant’s option agreement may provide that if the exercise of the option following the termination of the participant’s service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant’s service during which the exercise of the option would not be in violation of such registration requirements.

Terms of Stock Bonuses and Purchases of Restricted Stock

      Payment. The Board determines the purchase price under a restricted stock purchase agreement but the purchase price may not be less than 85% of the fair market value of the Company’s Common Stock on the date of purchase. The Board may award stock bonuses in consideration of past services without a purchase payment.

      The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan must be paid either in cash at the time of purchase or at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

      Vesting. Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan.

      Restrictions on Transfer. Rights under a stock bonus or restricted stock bonus agreement may be transferred except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

Restrictions on Transfer

      The participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable to the extent provided in the stock option agreement. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

Adjustment Provisions

      Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the class(es) and number of shares of Common Stock subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the class(es) and the maximum number of shares of Common Stock subject to the Incentive Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of Common Stock subject to such awards.

Effect of Certain Corporate Transactions

      The Incentive Plan provides that, in the event of a dissolution, liquidation or sale of substantially all of the assets of the Company, specified types of merger, or other corporate reorganization (“change in control”), any surviving corporation will be required to either assume awards outstanding under the Incentive Plan or substitute similar awards for those outstanding under the Incentive Plan. If any surviving corporation does not assume awards outstanding under the Incentive Plan, or to substitute similar awards, then, with respect to participants whose service has not terminated, the vesting and the time during which such awards may be exercised will be accelerated. An outstanding award will terminate if the participant does not exercise it before such change of control.

      The incentive plan further provides that, in the event that a participant is terminated other than for cause within 13 months following certain types of transactions involving a change of control, any stock awards held by such persons shall immediately become vested and exercisable or free from repurchase rights, subject to any separate severance agreement providing different or additional rights.

      The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Duration, Amendment and Termination

      The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Incentive Plan will terminate on February 21, 2010.

      The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board to the extent such approval is necessary to satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

      Incentive Stock Options. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code.

      There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

      If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

      Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

      To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

      Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses. Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences.

      There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

      Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

      Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

      Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

      Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

      Awards to purchase restricted stock and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount — or formula used to calculate the amount — payable upon attainment of the performance goal).

EQUITY COMPENSATION PLAN INFORMATION

      The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2001, which consisted only of the Purchase Plan and the Incentive Plan.

Equity Compensation Plan Information

Number of Securities
Remaining Available for
Issuance Under Equity
	Number of Securities to Be	Weighted-Average	Compensation Plans
	Issued Upon Exercise of	Exercise Price of	(Excluding Securities
	Outstanding Options,	Outstanding Options,	Reflected in
	Warrants and Rights	Warrants and Rights	Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	2,578,781 (1)	$5.00 (2)	1,328,737 (3)
Equity compensation plans not approved by security holders	—	—	—

Total	2,578,781	$5.00	1,328,737

(1)	Issued under the Incentive Plan.

(2)	Does not include rights granted under the Purchase Plan. The next scheduled purchase date under the Purchase Plan is May 1, 2002, for which rights were granted in May 2001.

(3)	Includes 1,152,776 shares available for issuance under the Incentive Plan and 175,961 shares available for issuance under the Purchase Plan.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors has selected Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2002 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since its inception. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

      Audit Fees. During the fiscal year ended December 31, 2001, the aggregate fees billed by Ernst & Young LLP for the audit of the Company’s financial statements for such fiscal year and for the review of the Company’s interim financial statements was $0.1 million.

      All Other Fees. During fiscal year ended December 31, 2001, the aggregate fees billed by Ernst & Young LLP for professional services other than audit and audit-related fees was $0.1 million.

      The Audit Committee has determined the rendering of non-audit services by Ernst & Young LLP is compatible with maintaining the auditor’s independence.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 4.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the ownership of the Company’s Common Stock as of March 11, 2002 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table below; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

      Beneficial ownership is determined according to the rules of the Securities and Exchange Commission, and generally means that a person has beneficial ownership of a security and warrants if he or she possesses sole or shared voting or investment power of that security, and includes options and warrants that are currently exercisable or exercisable within 60 days of March 11, 2002. Some of the information with respect to beneficial ownership has been furnished to the Company by each director, officer or 5% or more stockholder, as the case may be. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on the information each of them has given to the Company, have sole investment and voting power with respect to their shares, except where community property laws may apply.

      This table lists applicable percentage ownership based on 22,424,306 shares of Common Stock outstanding as of March 11, 2002. Options and warrants to purchase shares of the Company’s Common Stock that are exercisable within 60 days of March 11, 2002, are deemed to be beneficially owned by the persons holding these options and warrants for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Shares underlying options and warrants that are deemed beneficially owned are listed in this table separately in the column labeled “Shares Subject to Options and Warrants.” These shares are included in the number of shares listed in the column labeled “Total Number.”

	Shares Beneficially Owned(1)

		Shares Subject to	Percent
		Options and	Beneficially
Name of Beneficial Owner	Total Number	Warrants	Owned

Anders Hove, MD(2)	3,833,736	228,732	17.1%
Biotech Growth S.A.
Zesiger Capital Group(3)	3,569,297	—	15.9%
DMG Advisors LLC(4)	1,336,500	—	6.0%
William D. Young	475,334	312,500	2.1%
Christos J. Petropoulos, PhD	122,262	36,574	*
Nicholas S. Hellmann, MD	108,276	24,667	*
Cristina H. Kepner	64,916	29,066	*
Frank Barker	45,117	42,395	*
Karen J. Wilson	40,184	28,333	*
William Jenkins, MD	26,944	26,944	*
David H. Persing, MD, PhD	24,861	24,861	*
Edmon R. Jennings	13,183	12,083	*
All directors and executive officers as a group (13 persons)(5)	1,047,312	620,328	4.7%

*	Represents beneficial ownership of less than 1%.

(1)	This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated, the address of each person in this table is c/o ViroLogic, Inc., 270 East Grand Avenue, South San Francisco, California 94080.

(2)	Includes 3,804,709 shares held by Biotech Growth S.A., a fully-owned subsidiary of BB Biotech A.G. (of which 199,705 are shares that Biotech Growth S.A. may acquire on or before May 10, 2002, by exercising warrants that it holds). Dr. Hove shares voting and investment power over these shares and warrants. Dr. Hove disclaims beneficial ownership of these shares and warrants, except to the extent of his pecuniary interest therein. Dr. Hove’s business address is c/o Bellevue Research, One Cambridge Center, 9th Floor, Cambridge, MA 02142.

(3)	These shares are held by entities for whom Zesiger Capital Group acts as an investment advisor. None of these entities holds 5% or more of the total number of shares outstanding. Zesiger Capital Group disclaims beneficial ownership of all 3,569,297 shares. The business address for Zesiger Capital Group is 320 Park Avenue, New York, NY 10022.

(4)	Represents 609,043 shares held by DMG Legacy International Ltd., 536,471 shares held by DMG Legacy Institutional Fund LLC, and 190,986 shares held by DMG Legacy Fund LLC. DMG Advisors LLC is the managing member of DMG Legacy Fund LLC and DMG Legacy Institutional Fund LLC, and the investment advisor of DMG Legacy International Ltd. The business address for DMG Advisors LLC is One Sound Shore Drive, Greenwich, CT 06830.

(5)	Includes 126,235 shares beneficially owned by four executive officers not listed separately in the table above as of March 11, 2002 (of which 82,905 are shares that may be acquired by the executive officers on or before May 10, 2002, by exercising vested stock options they hold). Does not include 3,833,736 shares beneficially owned by Anders Hove (of which 228,732 are shares that may be acquired on or before May 10, 2002 by exercising vested stock options and warrants that he beneficially holds). Dr. Hove resigned as a member of the Company’s Board of Directors in March 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2001 all Section 16(a) filing requirements were complied with; except that the following officers, directors and greater than ten percent beneficial owners failed to file a year-end Form 5 to report grants of stock options during 2001: Frank Barker, Tien T. Bui, Karen E. Hartwig, Nicholas S. Hellmann, MD, Kathy L. Hibbs, Anders Hove, William Jenkins, Edmon R. Jennings, Cristina H. Kepner, David H. Persing, Christos J. Petropoulos, PhD, Karen J. Wilson, Patricia A. Wray and William D. Young. For information regarding stock options granted to Named Executive Officers during 2001, see “— Options/ SAR Grants in Last Fiscal Year.”

EXECUTIVE COMPENSATION

Compensation of Directors

      Each non-employee director of the Company receives a per meeting fee of $1,000 plus $500 for each committee meeting attended by committee members. In the fiscal year ended December 31, 2001, the total compensation paid to non-employee directors was $25,000. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

      All directors of the Company are eligible to participate in the Company’s 2000 Equity Incentive Plan. In June 2000, the Board adopted a policy pursuant to which it may grant stock options to its non-employee directors on an annual basis. During the last fiscal year, the Company granted five of the Company’s non-employee directors options to purchase up to an aggregate of 90,000 shares of the Company’s Common Stock.

These options vest monthly over a one-year period, and pursuant to their terms the vesting will accelerate and all shares subject to the options will become immediately exercisable in the event of a change in control of the Company.

Compensation of Executive Officers

Summary of Compensation

      The following table shows for the fiscal years ended December 31, 2001, 2000 and 1999, compensation awarded or paid to, or earned by, the Company’s Chief Executive Officer and its other four most highly compensated executive officers at December 31, 2001 (the “Named Executive Officers”):

Summary Compensation Table

								Long Term
								Compensation

		Annual Compensation						Awards
								Securities
						Other Annual		Underlying	All Other
		Salary		Bonus		Compensation		Options/SARs	Compensation
Name and Principal Position	Year	($)		($)		($)		(#)	($)(2)

William D. Young	2001	330,000		35,000	(1)			52,500 (1)	2,625
Chief Executive Officer	2000	300,000		60,000
	1999	51,868		915,000	(3)			650,000 (4)
Nicholas S. Hellmann, MD	2001	210,000		17,500	(1)	50,788	(5)	26,250 (1)	2,625
Vice President, Clinical	2000	190,027		35,000
Research	1999	182,676		45,000
Christos J. Petropoulos, PhD	2001	190,000		17,500	(1)	7,878	(6)	26,250 (1)	2,123
Vice President, Research	2000	160,055		35,000
and Development	1999	130,912		7,421
Frank Barker	2001	178,530		30,000	(1)	25,543	(7)		1,862
Vice President, Information	2000	170,000		35,000		18,566	(8)
Technology and Chief	1999	23,692				98,268	(9)
Information Officer
Karen J. Wilson	2001	183,827	(10)	17,500	(1)			26,250 (1)	2,625
Vice President, Chief
Financial Officer

(1)	Certain of our executive officers were awarded a cash bonus, while certain others were awarded as a bonus both cash and additional stock options. For the Named Executive Officers, such cash bonuses are reflected in the “Bonus” column, while such stock option grants are reflected in the “Securities Underlying Options” column. Such bonuses have not yet been paid, and the Named Executive Officers have agreed to deferred payment thereof.

(2)	Consists of the Company’s matching payments under its 401(k) plan in the form of common stock of the Company.

(3)	Consists of a stock bonus granted to Mr. Young prior to his employment with us in consideration of his service as the Company’s Chairman of the Board. At the time of grant, these shares had an aggregate fair value of $555,000. Also, includes bonus of $360,000. For a more detailed discussion of this grant and bonus, see “— Employment and Severance Agreements — William D. Young.”

(4)	For a detailed description of these option grants, see “— Employment and Severance Agreements — William D. Young.”

(5)	Consists of loan forgiveness in the amount of $50,788.

(6)	Consists of loan forgiveness in the amount of $7,878.

(7)	Includes the following: (i) $11,330 in payments toward mortgage costs, and (ii) loan forgiveness in the amount of $14,213.

(8)	Consists of a housing allowance.

(9)	Consists of a housing allowance and relocation costs.

(10)	Ms. Wilson joined the Company and became an executive officer on January 3, 2001. Her annualized salary in 2001 was $185,000.

STOCK OPTION GRANTS AND EXERCISES

      The Company grants options to its executive officers under its 2000 Equity Incentive Plan. As of March 11, 2002, options to purchase a total of 3,261,839 shares were outstanding under the 2000 Equity Incentive Plan and options to purchase 467,218 shares remained available for grant thereunder (subject to increase if approved by the Company’s stockholders as provided herein).

      The following tables show for the fiscal year ended December 31, 2001, certain information regarding options granted to, exercised by, and held at year-end by, the Named Executive Officers:

Option/ SAR Grants in Last Fiscal Year

      The following table sets forth information concerning stock options granted to Named Executive Officers during 2001:

					Potential Realizable Value
					at Assumed Annual Rates
	Number of	Percentage of			of
	Securities	Total Options			Stock Price Appreciation
	Underlying	Granted to	Exercise		for Option Term
	Options	Employees in	Price Per	Expiration
Name	Granted	Year 2001	Share	Date	5%	10%

William D. Young	150,000	10.6%	$6.00	2/1/11	$567,000	$1,431,000
	65,000	4.6%	$3.22	7/16/11	$131,950	$332,787
Nicholas S. Hellmann, MD	30,000	2.1%	$6.00	2/1/11	$113,400	$286,200
	15,000	1.1%	$3.22	7/16/11	$30,450	$76,797
Christos J. Petropoulos, PhD	35,000	2.5%	$6.00	2/1/11	$132,300	$333,900
	15,000	1.1%	$3.22	7/16/11	$30,450	$76,797
Frank Barker	30,000	2.1%	$6.00	2/1/11	$113,400	$286,200
	14,000	1.0%	$3.22	7/16/11	$28,420	$71,677
Karen J. Wilson	85,000	6.0%	$8.00	1/3/11	$428,400	$1,081,200
	15,000	1.1%	$3.22	7/16/11	$30,450	$76,797

      The figures in the table above represent options granted under the 2000 Equity Incentive Plan. Options generally vest over a four-year period, 25% after one year and 2.083% per month thereafter. We granted options to purchase 1,707,644 shares of the Company’s Common Stock in 2001. The percentage of total options in the table above was calculated based on options to purchase an aggregate of 1,415,415 shares of the Company’s Common Stock granted to the Company’s employees in 2001. All options were granted at an exercise price equal to the fair value of the Common Stock on the date of grant.

      The potential realizable value is based on the term of the option at its time of grant. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These amounts represent certain assumed rates of appreciation only, in accordance with the rules of the SEC, and do not reflect the Company’s estimate or projection of future stock price performance. Actual gains, if any, are dependent on the actual future performance of the Company’s Common Stock and no gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

AGGREGATED OPTION/ SAR EXERCISES IN LAST FISCAL YEAR, AND

FY-END OPTION/ SAR VALUES

      The following table sets forth information concerning option exercises during 2001 by, and the number and value of exercisable and unexercisable options held by, each of the Named Executive Officers as of December 31, 2001. The value of unexercised in-the-money options at December 31, 2001 represents an amount equal to the difference between the closing price of the Company’s Common Stock on December 31, 2001 of $2.90 per share and the option exercise price (if the option exercise price is less than $2.90), multiplied by the number of unexercised in-the-money options. An option is in-the-money if the fair value of the underlying shares exceeds the exercise price of the options. The value realized upon exercise represents the difference between the price of the Company’s Common Stock on the date of exercise and the exercise price of the option, multiplied by the number of shares exercised.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options at
	Shares		December 31, 2001		December 31, 2001
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

William D. Young(1)	—	—	599,375	278,125	$—	$—
Nicholas S. Hellmann, MD	—	—	12,460	59,727	$—	$—
Christos J. Petropoulos, PhD	—	—	22,621	64,985	$16,950	$—
Frank Barker	—	—	28,332	70,668	$—	$—
Karen J. Wilson	—	—	—	100,000	$—	$—

(1)	As of December 31, 2001, 369,792 of the shares subject to options held by William D. Young would, if exercised, be subject to a repurchase right in the Company’s favor that lapses over time as described in “— Employment and Severance Agreements — William D. Young.”

EMPLOYMENT AND SEVERANCE AGREEMENTS

William D. Young

      We have an agreement with William D. Young governing his employment as the Company’s Chief Executive Officer. Our employment agreement provides for a base salary of $300,000 per year, plus a yearly incentive bonus as part of the Company’s bonus program based on objectives established by the Board of Directors after consultation with Mr. Young, plus a yearly special bonus of between $50,000 and $100,000, grossed up for tax purposes. In addition, the agreement contains a non-solicitation agreement.

      As required by the agreement, prior to the commencement of Mr. Young’s employment, we also granted him a stock bonus award of 150,000 fully vested shares of the Company’s Common Stock, in consideration of his past service as the Company’s Chairman of the Board prior to becoming the Company’s Chief Executive Officer. The agreement also provides for the following:

•	a cash bonus in the gross amount of $180,000, granted on January 15, 2000, and an additional cash bonus in the gross amount of $180,000, granted on April 15, 2000

•	an incentive stock option under the Company’s 2000 Equity Incentive Plan covering 150,000 shares of the Company’s Common Stock, providing for vesting as to 30,000 shares on December 31, 1999 and as to an additional 2,500 shares at the end of each month thereafter

•	a non-statutory stock option, granted outside of the Company’s 2000 Equity Incentive Plan, covering 250,000 shares of the Company’s Common Stock, providing for vesting as to 25% after the first year of employment and the remaining 75% in equal installments over the next three years. This option may be exercised prior to vesting, but unvested portions acquired will be subject to a repurchase right by us that will expire gradually consistent with the vesting schedule

•	a non-statutory stock option, granted outside of the Company’s 2000 Equity Incentive Plan, covering 250,000 shares of the Company’s Common Stock. This option vests 100% after the five years of employment, unless either one of the following occurs before that date:

•	a merger or acquisition where the per share valuation of the Company’s Common Stock is imputed to be more than $18.50, in which case 125,000 shares shall immediately vest

•	the Company’s product revenue for any fiscal year exceeds $20.0 million, in which case 125,000 shares shall immediately vest

      This option may also be exercised prior to vesting, subject to the Company’s repurchase right.

      Any of these options may be exercised by delivery of a promissory note, and each of the options immediately becomes fully vested if, within one year of a change in the Company’s control or liquidation, Mr. Young is terminated without cause or resigns for good reason.

      Our agreement with Mr. Young specifies that Mr. Young’s employment is at-will. If we terminate his employment for any reason other than for cause, however, or if his employment is terminated as a result of death or permanent disability, we have also agreed to continue to pay him, or his estate, his base salary, at the level in effect at the time of termination, for an additional 12 months. Also, we have agreed that in any of these events the vesting of his options shall accelerate, either for an additional 12 months or, after he has been employed for more than two years, in full.

Executive Severance Agreements

      We have entered into severance agreements with each of our Named Executive Officers other than William D. Young. In January 2001, we entered into a severance agreement with Karen J. Wilson. Previously, we entered into severance agreements with Christos J. Petropoulos, PhD, Nicholas S. Hellmann, MD and Frank Barker. These severance agreements provide that if the executive is terminated without cause or constructively terminated within three months prior to or twenty-four months after a change in control then the executive will receive a one time cash severance payment equal to twelve months of the executive’s base salary plus an amount equal to the bonus that the executive received for the prior year.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

ON EXECUTIVE COMPENSATION*

      The Compensation Committee of the Board of Directors is composed of three non-employee directors. The Committee is responsible for setting and administering the policies governing annual executive salaries, bonuses (if any) and stock ownership programs. The Committee annually evaluates the performance, and determines the compensation, of the Chief Executive Officer (“CEO”), and the other executive officers of the Company based upon a mix of achievement of corporate goals, individual performance and comparisons with other biotechnology companies. The CEO is not present during the discussion of his compensation.

      The policies of the Committee with respect to executive officers, including the CEO, are to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of shareholder value. To meet these goals, the Committee has adopted a mix among the compensation elements of salary, bonus and stock options, with a bias toward stock options to emphasize the link between executive incentives and the creation of shareholder value as measured by the equity markets.

      The Committee determines the salaries for executive officers based upon a review of salary surveys of other biotechnology companies. The Company contracts with an independent organization to conduct a survey. The survey includes data on executive base pay compensation, incentive or bonus pay and stock option

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 or 1934 Act.

grants of peer companies based on industry, size, and geographic location. The Committee reviews the data on an annual basis and makes recommendations based on this market data and the executive contribution toward the achievement of Company goals. When compared to both survey data points, the majority of the Company’s officers are paid at the lower end of the base salary range for commensurate positions.

      In awarding stock options, the Committee considers performance and contribution to the Company’s corporate goals, officer retention, the number of unvested stock options and the total number of stock options to be awarded. The 2001 corporate goals were approved by the Committee and related to the achievement of certain revenue targets, the introduction of new products, further development of milestones related to the research pipeline, positive results for new applications of Phenosense in clinical trials and the submission of key publications. The Committee also reviews a stock option analysis conducted by a third party using a “present value of expected gain” model comparing the Company’s stock options to stock options of peer companies. In keeping with the above mentioned compensation philosophy, and the desire to link incentive pay more directly with the overall success of the Company, the executives’ stock option grants are slightly better than average when compared to survey data.

      Based on the previously mentioned surveys, bonuses are set at a competitive rate with other biotechnology companies. However, payment of bonuses is also expressly related to the attainment of the 2001 corporate goals, as described above. Among other things, these goals determine whether a bonus will be paid to all employees and the amount of funding available for the bonus pool. The corporate performance goals for bonuses selected by the Committee seek to balance the desire for immediate earnings and the longer term goal of enhancing shareholder value. The Committee reviewed the corporate performance goals for bonuses and determined the majority of the 2001 corporate goals had been achieved. The Committee approved a bonus for executive officers and employees, which was prorated according to only those goals which were achieved as well as a subjective evaluation of the individual’s performance toward achieving the goals. Employees other than officers will be paid cash bonuses for 2001 in April 2002. For officers, the bonuses will be paid in cash in some instances, while in other instances officers will receive cash and stock options. These bonuses have not yet been paid. The officers have agreed to deferred payment thereof.

      The Committee uses the same procedures described above for the other executive officers in setting the annual salary, bonus and stock option awards for the CEO. The CEO’s salary is determined based on comparisons with companies as described above. In awarding stock options, the Committee considers the CEO’s performance, overall contribution to the Company, retention, the number of unvested options and the total number of options to be granted. The CEO’s bonus is dependent on the Company achieving the corporate goals outlined above and the Committee’s evaluation of the CEO’s performance. In determining the CEO’s total compensation the Committee evaluates market data for similar positions and considers overall performance. Compared to other biotechnology companies surveyed, the CEO’s stock options are in the mid range and his salary and bonus are in the low range. This allocation is in line with attempting to reward more heavily with stock options than with base salary and bonus.

      Section 162(m) of the Internal Revenue Code (the “Code”) limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Code.

      The statute containing this law and the applicable proposed Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Compensation Committee believes that at the present time it is quite unlikely that the compensation paid to any Named Executive Officer in a taxable year which is subject to the deduction limit will exceed $1 million. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as “performance-based compensation.” The Compensation Committee intends to continue to evaluate the effects of the statute and any final Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

The Compensation Committee of the Board of
Directors of ViroLogic, Inc.:

William Jenkins, MD (Chair)
David H. Persing, MD, PhD
Cristina H. Kepner

Compensation Committee Interlocks and Insider Participation

      During the fiscal year ended December 31, 2001, the following individuals served as members of the Compensation Committee: William Jenkins, Cristina H. Kepner and David H. Persing. During that fiscal year, none of the Company’s executive officers served as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on the Company’s Board of Directors or Compensation Committee.

Performance Measurement Comparison*

      The following graph shows the total stockholder return of an investment of $100 in cash on May 2, 2000 for (i) the Company’s Common Stock, (ii) the NASDAQ Stock Market (U.S.) Index and (iii) the NASDAQ Biotechnology Index. All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year:

COMPARISON OF 20 MONTH CUMULATIVE TOTAL RETURN*

AMONG VIROLOGIC, INC., NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ BIOTECHNOLOGY INDEX

	5/2/00	12/31/00	12/31/01

VIROLOGIC, INC.	100.00	130.36	41.43
NASDAQ STOCK MARKET (U.S.)	100.00	65.09	51.65
NASDAQ BIOTECHNOLOGY	100.00	113.5	95.11

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 or 1934 Act.

CERTAIN TRANSACTIONS

      The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws. We also intend to enter into these agreements with the Company’s future directors.

      In 2001, the Company entered into severance agreements with Tien T. Bui, Karen E. Hartwig, Kathy L. Hibbs and Karen J. Wilson. These severance agreements provide that if the executive is terminated without cause or constructively terminated within three months prior to or twenty-four months after a change in control then the executive will receive a one time cash severance payment equal to twelve months of the executive’s base salary plus an amount equal to the bonus that the executive received for the prior year. For information regarding compensation arrangements with other executive officers of the Company, please see “Executive Compensation — Employment and Severance Agreements.”

OTHER MATTERS

      The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

KATHY L. HIBBS
Secretary

April 8, 2002

DELIVERY OF THIS PROXY STATEMENT

      The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for securityholders and cost savings for companies.

      This year, a number of brokers with account holders who are ViroLogic stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker or direct your written request to ViroLogic, Inc., Investor Relations, 270 East Grand Avenue, South San Francisco, California 94080 or contact Karen J. Wilson at (650) 635-1100.

      Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

VIROLOGIC, INC.
2000 EQUITY INCENTIVE PLAN

ADOPTED FEBRUARY 21, 2000
APPROVED BY STOCKHOLDERS FEBRUARY 16, 2000
AMENDED AND RESTATED JUNE 7, 2000
AMENDED BY BOARD OF DIRECTORS SEPTEMBER 28, 2000
AMENDED BY BOARD OF DIRECTORS APRIL 2, 2002
AMENDMENT APPROVED BY STOCKHOLDERS MAY 16, 2002
TERMINATION DATE: FEBRUARY 21, 2010

1.  PURPOSES.

     (a)  Amendment and Restatement. The Plan amends and restates the ViroLogic, Inc. 1996 Stock Plan adopted April 21, 1997 (the “Prior Plan”). All outstanding options granted under the Prior Plan also shall be amended.

     (b)  Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

     (c)  Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

     (d)  General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.  DEFINITIONS.

     (a)  “Accountants” means the Company’s independent certified public accountants.

     (b)  “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (c)  “Board” means the Board of Directors of the Company.

     (d)  “Cause” means, with respect to a Participant, the occurrence of any of the following (and only the following): (i) conviction of such Participant of any felony involving fraud or act of dishonesty against the Company or its Affiliates; (ii) conduct by such Participant which, based upon good faith and reasonable factual investigation and determination of the

1.

Company (or, if such Participant is an Officer, of the Board), demonstrates gross unfitness to serve; or (iii) intentional, material violation by such Participant of any statutory or fiduciary duty of such Participant to the Company or its Affiliates. In addition, if such Participant is not an Officer, Cause also shall include poor performance of such Participant’s services for the Company or its Affiliates as determined by the Company following (A) written notice to such Participant describing the nature of such deficiency and (b) such Participant’s failure to cure such deficiency within thirty (30) days following receipt of the such written notice.

     (e)  “Change in Control” means: (i) a sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation and in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors has changed; (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, and in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors has changed; (iv) an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or subsidiary of the Company or other entity controlled by the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors; or (v) in the event that the individuals who, as of the date of adoption of the Plan, are members of the Company’s Board (the “Incumbent Board”), cease for any reason to constitute at least fifty percent (50%) of the Board. (If the election, or nomination for election by the Company’s stockholders, of any new Director is approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new Director shall be considered to be a member of the Incumbent Board in the future.)

     (f)  “Code” means the Internal Revenue Code of 1986, as amended.

     (g)  “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

     (h)  “Common Stock” means the common stock of the Company.

     (i)  “Company” means ViroLogic, Inc., a Delaware corporation.

     (j)  “Constructive Termination” means, with respect to a particular Participant, the occurrence of any of the following events or conditions: (i) (A) a change in such Participant’s responsibilities which represents material adverse change from such Participant’s responsibilities as in effect at any time within ninety (90) days preceding the date of a Change in Control or at any time thereafter; or (B) the assignment to such Participant of any duties or responsibilities which are materially and adversely inconsistent with such Participant’s duties and responsibilities as in effect at any time within ninety (90) days preceding the effective date of a Change in Control or at any time thereafter; in each case except in connection with the

2.

termination of such Participant’s Continuous Service for Cause, as a result of such Participant’s Disability or death or by such Participant other than as a result of Constructive Termination; (ii) a material reduction in such Participant’s overall annual compensation package or any failure to pay such Participant any compensation or benefits to which such Participant is entitled within fifteen (15) days of the date due; (iii) the Company’s requiring such Participant to relocate to any place outside a fifty (50) mile radius of such Participant’s current work site, except for reasonably required travel on the business of the Company or its Affiliates which is not materially greater than such travel requirements prior to the Change in Control; (iv) the failure by the Company to (A) continue in effect (without reduction in benefit level and/or reward opportunities) any material compensation or employee benefit plan in which such Participant was participating at any time within ninety (90) days preceding the date of a Change in Control or at any time thereafter, unless such plan is replaced with a plan that provides substantially equivalent compensation or benefits to such Participant (it being understood that changes to any such plans necessitated by the need to conform Participant’s and the Company’s other employees’, as a whole, compensation and benefits packages to those of the surviving corporation and/or acquiror (as applicable) shall not alone constitute Constructive Termination unless such changes result in a material reduction in such Participant’s overall annual compensation package as described in subsection (ii) above), or (B) provide such Participant with compensation and benefits, in the aggregate, at least substantially similar (in terms of benefit levels and/or reward opportunities) to those provided for under each other employee benefit plan, program and practice in which such Participant was participating at any time within ninety (90) days preceding the date of a Change in Control or at any time thereafter; (v) any material breach by the Company of any material provision of an agreement between the Company and such Participant, whether pursuant to this Plan or otherwise, other than a breach which is cured by the Company within fifteen (15) days following notice by such Participant of such breach; or (vi) the failure of the Company to obtain an agreement, satisfactory to such Participant, from any successors and assigns to assume and agree to perform the obligations created under this Plan.

     (k)  “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

     (l) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

3.

     For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by an Optionholder shall be treated for tax purposes as a Nonstatutory Stock Option.

     (m)  “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (n)  “Director” means a member of the Board of Directors of the Company.

     (o)  “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

     (p)  “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

     (q)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     (r)  "Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     (s)  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (t) “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

4.

     (u)  “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

     (v)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (w)  “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

     (x)  “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (y)  “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     (z)  “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

     (aa)  “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

     (bb)  “Plan” means this ViroLogic, Inc. 2000 Equity Incentive Plan.

     (cc)  “Qualified Director” means a Non-Employee Director as of the date of adoption of this Plan who has been invited to join the board other than in connection with such Non-Employee Director’s investment in the Company at the time of such Non-Employee Director’s election to the Board.

     (dd)  “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

     (ee)  “Securities Act” means the Securities Act of 1933, as amended.

     (ff)  “Stock Award” means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

     (gg) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

5.

     (hh)  “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.  ADMINISTRATION.

     (a)  Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b)  Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

          (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To amend the Plan or a Stock Award as provided in Section 12.

          (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c)  Delegation to Committee.

          (i) General. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

          (ii) Committee Composition when Common Stock is Publicly Traded. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

6.

Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

     (d)  Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.  SHARES SUBJECT TO THE PLAN.

     (a)  Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate six million two hundred thousand (6,200,000) shares of Common Stock.

     (b)  Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

     (c)  Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.  ELIGIBILITY.

     (a)  Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

     (b)  Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c)  Section 162(m) Limitation. Subject to the provisions of Section 11 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than one million (1,000,000) shares of Common Stock during any calendar year.

     (d)  Consultants.

          (i) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not

7.

available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

          (ii) Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

6.  OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a)  Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b)  Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

8.

     (d)  Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

     In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (e)  Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     (f)  Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     (g)  Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

     (h)  Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such

9.

Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), excepting out any Options granted prior to the effective date of the Amendment and Restatement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

     (i)  Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

     (j)  Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), excepting out any Options granted prior to the effective date of the Amendment and Restatement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

     (k)  Death of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), excepting out any Options granted prior to the effective date of the Amendment and Restatement, or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

     (l)  Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board

10.

determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

     (m)  Re-Load Options.

          (i) Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a “Re-Load Option”) in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Unless otherwise specifically provided in the Option, the Optionholder shall not surrender shares of Common Stock acquired, directly or indirectly from the Company, unless such shares have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

          (ii) Any such Re-Load Option shall (1) provide for a number of shares of Common Stock equal to the number of shares of Common Stock surrendered as part or all of the exercise price of such Option; (2) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (3) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

          (iii) Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on the exercisability of Incentive Stock Options described in subsection 9(d) and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares of Common Stock under subsection 4(a) and the “Section 162(m) Limitation” on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.  PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

     (a)  Stock Bonus Awards. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

11.

          (i) Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

          (ii) Vesting. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

          (iv) Transferability. Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

     (b)  Restricted Stock Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. The purchase price shall not be less than eighty-five percent (85%) of the Common Stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.

          (ii) Consideration. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

          (iii) Vesting. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iv) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

12.

          (v) Transferability. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.  COVENANTS OF THE COMPANY.

     (a)  Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

     (b)  Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.  MISCELLANEOUS.

     (a)  Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b)  Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (c)  No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate,

13.

and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

     (d)  Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e)  Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

     (f)  Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

11.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a)  Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of

14.

shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

     (b)  Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

     (c)  Asset Sale, Merger, Consolidation or Reverse Merger. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (individually, a “Corporate Transaction”), then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction for those outstanding under the Plan). In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such Corporate Transaction. This vesting acceleration only applies to Options granted after the effective date of the Amendment and Restatement. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such Corporate Transaction.

     (d)  Special Acceleration Provisions. Notwithstanding any other provisions of this Plan to the contrary, if (i) a Change in Control occurs on or after March 29, 2001 and (ii) within thirteen (13) months after the date of such Change in Control the Continuous Service of a Participant terminates due to an involuntary termination (not including death or Disability) without Cause or due to a Constructive Termination, then the vesting and exercisability of all Stock Awards held by such Participant shall be accelerated in full or any reacquisition or repurchase rights held by the Company with respect to a Stock Award shall lapse in full, as appropriate; provided, however, that Stock Award(s) may at the discretion of the Board provide alternative provisions more favorable to the recipient regarding potential acceleration of the vesting and exercisability thereof (or lapse of reacquisition or repurchase rights held by the Company with respect to Stock Awards) in the event of a Change of Control, and if so then such alternative provisions shall govern and this paragraph shall not apply to such Stock Award(s).

     (e)  Parachute Payments. In the event that the acceleration of the vesting and exercisability of the Stock Awards and/or the lapse of reacquisition or repurchase rights with

15.

respect to Stock Awards provided for in subsection 11(d) and benefits otherwise payable to a Participant (i) constitute “parachute payments” within the meaning of Section 280G of the Code, or any comparable successor provisions, and (ii) but for this subsection would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable successor provisions (the “Excise Tax”), then such Participant’s benefits hereunder shall be either

(i)	provided to such Participant in full, or

(ii)	provided to such Participant as to such lesser extent which would result in no portion of such benefits being subject to the Excise Tax,

whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by such Participant, on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under the Excise Tax. Unless the Company and such Participant otherwise agree in writing, any determination required under this subsection shall be made in writing in good faith by the Accountants. In the event of a reduction of benefits hereunder, the Participant shall be given the choice of which benefits to reduce. For purposes of making the calculations required by this subsection, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code, and other applicable legal authority. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this subsection. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this subsection.

     If, notwithstanding any reduction described in this subsection, the IRS determines that the Participant is liable for the Excise Tax as a result of the receipt of the payment of benefits as described above, then the Participant shall be obligated to pay back to the Company, within thirty (30) days after a final IRS determination or in the event that the Participant challenges the final IRS determination, a final judicial determination, a portion of the payment equal to the “Repayment Amount.” The Repayment Amount with respect to the payment of benefits shall be the smallest such amount, if any, as shall be required to be paid to the Company so that the Participant’s net after-tax proceeds with respect to any payment of benefits (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on such payment) shall be maximized. The Repayment Amount with respect to the payment of benefits shall be zero if a Repayment Amount of more than zero would not result in the Participant’s net after-tax proceeds with respect to the payment of such benefits being maximized. If the Excise Tax is not eliminated pursuant to this paragraph, the Participant shall pay the Excise Tax.

     Notwithstanding any other provision of this subsection 11(e), if (i) there is a reduction in the payment of benefits as described in this subsection, (ii) the IRS later determines that the Participant is liable for the Excise Tax, the payment of which would result in the maximization of the Participant’s net after-tax proceeds (calculated as if the Participant’s benefits had not previously been reduced), and (iii) the Participant pays the Excise Tax, then the Company shall pay to the Participant those benefits which were reduced pursuant to this

16.

subsection contemporaneously or as soon as administratively possible after the Participant pays the Excise Tax so that the Participant’s net after-tax proceeds with respect to the payment of benefits is maximized.

     If the Participant either (i) brings any action to enforce rights pursuant to this subsection 11(e), or (ii) defend any legal challenge to his or her rights hereunder, the Participant shall be entitled to recover attorneys’ fees and costs incurred in connection with such action, regardless of the outcome of such action; provided, however, that in the event such action is commenced by the Participant, the court finds the claim was brought in good faith.

12.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (a)  Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

     (b)  Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c)  Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d)  No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

     (e)  Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17.

     (b)  No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.  CHOICE OF LAW.

     The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

18.

VIROLOGIC, INC.
2000 EMPLOYEE STOCK PURCHASE PLAN

ADOPTED BY BOARD OF DIRECTORS FEBRUARY 21 , 2000
APPROVED BY STOCKHOLDERS FEBRUARY 16, 2000
AMENDED BY BOARD OF DIRECTORS APRIL 2, 2002
AMENDMENT APPROVED BY STOCKHOLDERS MAY 16, 2002
TERMINATION DATE: NONE

1. PURPOSE.

     (a)  The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Affiliates may be given an opportunity to purchase Shares of the Company.

     (b)  The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c)  The Company intends that the Rights to purchase Shares granted under the Plan be considered options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

2. DEFINITIONS.

     (a)  “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (b)  “Board” means the Board of Directors of the Company.

     (c)  “Code” means the United States Internal Revenue Code of 1986, as amended.

     (d)  “Committee” means a Committee appointed by the Board in accordance with subparagraph 3(c) of the Plan.

     (e)  “Company” means ViroLogic, Inc., a Delaware corporation.

     (f)  “Director” means a member of the Board.

     (g) “Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering.

     (h)  “Employee” means any person, including Officers and Directors, employed by the Company or an Affiliate of the Company. Neither service as a Director nor payment of a director’s fee shall be sufficient to constitute “employment” by the Company or the Affiliate.

     (i)  “Employee Stock Purchase Plan” means a plan that grants rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

     (j)  “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

     (k)  “Fair Market Value” means the value of a security, as determined in good faith by the Board. If the security is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then, except as otherwise provided in the Offering, the Fair Market Value of the security shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on the trading day prior to the relevant determination date, as reported in The Wall Street Journal or such other source as the Board deems reliable.

     (l)  “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

     (m)  “Offering” means the grant of Rights to purchase Shares under the Plan to Eligible Employees.

     (n)  “Offering Date” means a date selected by the Board for an Offering to commence.

     (o) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time, and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

     (p)  “Participant” means an Eligible Employee who holds an outstanding Right granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Right granted under the Plan.

     (q)  “Plan” means this 2000 Employee Stock Purchase Plan.

     (r)  “Purchase Date” means one or more dates established by the Board during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.

     (s)  “Right” means an option to purchase Shares granted pursuant to the Plan.

     (t)  “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

     (u)  “Securities Act” means the United States Securities Act of 1933, as amended.

     (v)  “Share” means a share of the common stock of the Company.

3. ADMINISTRATION.

     (a)  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subparagraph 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     (b)  The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine when and how Rights to purchase Shares shall be granted and the provisions of each Offering of such Rights (which need not be identical).

          (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

          (iii) To construe and interpret the Plan and Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iv) To amend the Plan as provided in paragraph 14.

          (v) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

     (c)  The Board may delegate administration of the Plan to a Committee of the Board composed of two (2) or more members, all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4. SHARES SUBJECT TO THE PLAN.

     (a)  Subject to the provisions of paragraph 13 relating to adjustments upon changes in securities, the Shares that may be sold pursuant to Rights granted under the Plan shall not exceed in the aggregate one million (1,000,000) Shares. If any Right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Right shall again become available for the Plan.

     (b)  The Shares subject to the Plan may be unissued Shares or Shares that have been bought on the open market at prevailing market prices or otherwise.

5. GRANT OF RIGHTS; OFFERING.

     (a)  The Board may from time to time grant or provide for the grant of Rights to purchase Shares of the Company under the Plan to Eligible Employees in an Offering on an Offering Date or Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Employees granted Rights to purchase Shares under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 6 through 9, inclusive.

     (b) If a Participant has more than one Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant will be deemed to apply to all of his or her Rights under the Plan, and (ii) an earlier-granted Right (or a Right with a lower exercise price, if two Rights have identical grant dates) will be exercised to the fullest possible extent before a later-granted Right (or a Right with a higher exercise price if two Rights have identical grant dates) will be exercised.

6. ELIGIBILITY.

     (a)  Rights may be granted only to Employees of the Company or, as the Board may designated as provided in subparagraph 3(b), to Employees of an Affiliate.

          (i) Except as provided in subparagraph 6(b), an Employee shall not be eligible to be granted Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Affiliate, as the case may be, for such continuous period preceding such grant as the Board may require in the Offering, but in no event shall the required period of continuous employment be equal to or greater than two (2) years.

          (ii) The Board may provide in an Offering that Employees whose customary employment is twenty (20) hours or less per week shall not be eligible to participate.

          (iii) The Board may provide in an Offering that Employees whose customary employment is for not more than five (5) months in any calendar year shall not be eligible to participate.

          (iv) The Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

     (b)  The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Right under that Offering, which Right shall thereafter be deemed to be a part of that Offering. Such Right shall have the same characteristics as any Rights originally granted under that Offering, as described herein, except that:

          (i) the date on which such Right is granted shall be the “Offering Date” of such Right for all purposes, including determination of the exercise price of such Right;

          (ii) the period of the Offering with respect to such Right shall begin on its Offering Date and end coincident with the end of such Offering; and

          (iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Right under that Offering.

     (c) No Employee shall be eligible for the grant of any Rights under the Plan if, immediately after any such Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding rights and options shall be treated as stock owned by such Employee.

     (d)  An Eligible Employee may be granted Rights under the Plan only if such Rights, together with any other Rights granted under all Employee Stock Purchase Plans of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such Eligible Employee’s rights to purchase Shares of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of the fair market value of such Shares (determined at the time such Rights are granted) for each calendar year in which such Rights are outstanding at any time.

7. RIGHTS; PURCHASE PRICE.

     (a)  On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted the Right to purchase up to the number of Shares purchasable either:

          (i) with a percentage designated by the Board not exceeding fifteen percent (15%) of such Employee’s Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering; or

          (ii) with a maximum dollar amount designated by the Board that, as the Board determines for a particular Offering, (1) shall be withheld, in whole or in part, from such Employee’s Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering and/or (2) shall be contributed, in whole or in part, by such Employee during such period.

     (b)  The Board shall establish one or more Purchase Dates during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.

     (c)  In connection with each Offering made under the Plan, the Board may specify a maximum amount of Shares that may be purchased by any Participant as well as a maximum aggregate amount of Shares that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate amount of Shares which may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of Shares upon exercise of Rights granted under the Offering would exceed any such maximum aggregate amount, the Board shall make a pro rata allocation of the Shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

     (d)  The purchase price of Shares acquired pursuant to Rights granted under the Plan shall be not less than the lesser of:

          (i) an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Offering Date; or

          (ii) an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Purchase Date.

8. PARTICIPATION; WITHDRAWAL; TERMINATION.

     (a)  An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board of such Employee’s Earnings during the Offering (as defined in each Offering). The payroll deductions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and either may be deposited with the general funds of the Company or may be deposited in a separate account in the name of, and for the benefit of, such Participant with a financial institution designated by the Company. To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions. To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering.

     (b)  At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the Participant) under the Offering, without interest unless otherwise specified in the Offering, and such Participant’s interest in that Offering shall be automatically terminated. A Participant’s withdrawal from an Offering will have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan but such Participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

     (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating Employee’s employment with the Company or a designated Affiliate for any reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated Employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the terminated Employee) under the Offering, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

     (d)  Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 15 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such Rights are granted.

9. EXERCISE.

     (a)  On each Purchase Date specified therefor in the relevant Offering, each Participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of Shares up to the maximum amount of Shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional Shares shall be issued upon the exercise of Rights granted under the Plan unless specifically provided for in the Offering.

     (b)  Unless otherwise specifically provided in the Offering, the amount, if any, of accumulated payroll deductions remaining in any Participant’s account after the purchase of Shares that is equal to the amount required to purchase one or more whole Shares on the final Purchase Date of the Offering shall be distributed in full to the Participant at the end of the Offering, without interest. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

     (c)  No Rights granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan (including Rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

10. COVENANTS OF THE COMPANY.

     (a)  During the terms of the Rights granted under the Plan, the Company shall ensure that the amount of Shares required to satisfy such Rights are available.

     (b)  The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Rights unless and until such authority is obtained.

11. USE OF PROCEEDS FROM SHARES.

     Proceeds from the sale of Shares pursuant to Rights granted under the Plan shall constitute general funds of the Company.

12. RIGHTS AS A STOCKHOLDER.

     A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Shares subject to Rights granted under the Plan unless and until the Participant’s Shares acquired upon exercise of Rights under the Plan are recorded in the books of the Company.

13. ADJUSTMENTS UPON CHANGES IN SECURITIES.

     (a)  If any change is made in the Shares subject to the Plan, or subject to any Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan pursuant to subparagraph 4(a), and the outstanding Rights will be appropriately adjusted in the class(es), number of Shares and purchase limits of such outstanding Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction that does not involve the receipt of consideration by the Company.)

     (b)  In the event of: (i) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; or (iii) a reverse merger in which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then: (1) any surviving or acquiring corporation shall assume Rights outstanding under the Plan or shall substitute similar rights (including a right to acquire the same consideration paid to Stockholders in the transaction described in this subparagraph 13(b)) for those outstanding under the Plan, or (2) in the event any surviving or acquiring corporation refuses to assume such Rights or to substitute similar rights for those outstanding under the Plan, then, as determined by the Board in its sole discretion such Rights may continue in full force and effect or the Participants’ accumulated payroll deductions (exclusive of any accumulated interest which cannot be applied toward the purchase of Shares under the terms of the Offering) may be used to purchase Shares immediately prior to the transaction described above under the ongoing Offering and the Participants’ Rights under the ongoing Offering thereafter terminated.

14. AMENDMENT OF THE PLAN.

     (a)  The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 13 relating to adjustments upon changes in securities and except as to minor amendments to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Affiliate, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code, Rule 16b-3 under the Exchange Act and any Nasdaq or other securities exchange listing requirements. Currently under the Code, stockholder approval within twelve (12) months before or after the adoption of the amendment is required where the amendment will:

          (i) Increase the amount of Shares reserved for Rights under the Plan;

          (ii) Modify the provisions as to eligibility for participation in the Plan to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3; or

          (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

     (b)  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Rights granted under it into compliance therewith.

     (c)  Rights and obligations under any Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

15. DESIGNATION OF BENEFICIARY.

     (a)  A Participant may file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering.

     (b)  The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16. TERMINATION OR SUSPENSION OF THE PLAN.

     (a)  The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the Shares subject to the Plan’s reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b)  Rights and obligations under any Rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

17. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, which date may be prior to the effective date set by the Board.

VIROLOGIC, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 16, 2002

The undersigned hereby appoints William D. Young, Kathy L. Hibbs and Karen J. Wilson, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of ViroLogic, Inc. (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices located at 345 Oyster Point Boulevard, South San Francisco, California 94080, at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

(Continued and to be Signed and Dated on the Reverse Side)

Please date, sign and mail your
proxy card in the envelope provided as soon as possible!

Annual Meeting of Stockholders
VIROLOGIC, INC.

May 16, 2002

ê     Please Detach and Mail in the Envelope Provided     ê

A	Please mark your votes as in this example.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR
LISTED BELOW AND FOR PROPOSALS 2, 3 AND 4.

	FOR all nominees listed at right (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at right.

PROPOSAL 1: To elect two (2) directors to hold office until the 2005 Annual Meeting of Stockholders and until their successors are elected.
To withhold authority to vote for any nominee(s), write such nominee(s)’ name(s) below:

Nominees:	Edmon R. Jennings
Cristina H. Kepner

	FOR	AGAINST	ABSTAIN

PROPOSAL 2: To approve the Company’s 2000
Employee Stock Purchase Plan, as amended, to
increase the aggregate number of shares of
Common Stock authorized for issuance under
such plan by 500,000 shares.

PROPOSAL 3: To approve the Company’s 2000 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,000,000 shares.

PROPOSAL 4: To ratify selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2002.

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

SIGNATURE(S)	Dated:

NOTE:	Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.